PRUDENTIAL SECTOR FUNDS, INC.

PGIM Jennison Financial Services Fund

(the “Fund”)

Supplement dated January 12, 2026
to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

Mr. Andrew M. Tucker will retire from Jennison Associates LLC on or about April 30, 2026. Mr. Tucker will step down as a named portfolio manager on the Fund effective immediately.

To reflect this change, all references to Mr. Tucker are removed from the Fund’s Summary Prospectus, Prospectus and SAI effective immediately.

LR1517